UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2020

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Dolphin Entertainment, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Florida	001-38331	86-0787790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200

Coral Gables, FL 33134

 (Address of Principal Executive Offices) (Zip Code)

(305) 774-0407

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market
Warrants to purchase Common Stock, $0.015 par value per share	DLPNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Dolphin Entertainment, Inc. (the “Company”) is filing this Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) to avail itself of an extension of time to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020. On March 4, 2020, the SEC issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) (the “SEC Order”), that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the outbreak and spread of the COVID-19 coronavirus pandemic (“COVID-19”).

The Company is relying on the SEC Order to delay the filing of our Quarterly Report due to circumstances related to the COVID-19 pandemic.

Disruptions and changes to our business caused by COVID-19 have required that we perform additional analyses relating to COVID-19’s potential impact on our consolidated financial statements; moreover, the Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding COVID-19. These disruptions include, but are not limited to, office closures due to mandated social quarantining and work from home orders. The disruptions in staffing, communications and access to personnel have resulted in delays in getting information from some of our operating subsidiaries necessary for the preparation and review of our consolidated financial statements.

Considering the impact of these factors, the Company will be unable to compile and review certain information required to file the Quarterly Report by May 15, 2020 without unreasonable effort or expense. As such, the Company will be relying on the SEC Order and will be making use of the 45-day grace period provided by the SEC Order to delay filing of its Quarterly Report. The Company presently intends to file the Quarterly Report as soon as possible, but no later than June 29, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 15, 2020.

In addition, in light of ongoing developments related to COVID-19, we are supplementing the risk factors previously disclosed under Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, with the following risk factor:

The extent to which the COVID-19 outbreak will adversely impact the global economy, the entertainment industry, our business, financial condition and results of operations is highly uncertain and cannot be predicted.

The global spread of COVID-19 has created significant operational volatility, uncertainty and disruption, both in the global economy, in general, and in the entertainment industry, in particular. The extent to which COVID-19 will adversely impact our business, financial condition and results of operations will depend on numerous evolving factors, which are highly uncertain, rapidly changing and cannot be predicted, including:

•	the duration and scope of the outbreak;
•

governmental, business and individual actions that have been and continue to be taken in response to the outbreak, including travel restrictions, quarantines, social distancing, work-at-home, stay-at-home and shelter-in-place orders and shut-downs;

•	the impact of the outbreak on the financial markets and economic activity generally;
•	the effect of the outbreak on our clients and other business partners;
•	our ability to access the capital markets and sources of liquidity on reasonable terms;
•	potential goodwill or other impairment charges;
•	increased cybersecurity risks as a result of remote working conditions;
•	our ability during the outbreak to provide our services, including the health and wellbeing of our employees; and
•	the ability of our clients to pay for our services during and following the outbreak.

A continued slowdown in the economy has begun to have, and we expect will continue to have, a negative impact on many of our clients. Some clients have begun responding to weak economic and financial conditions by reducing their marketing budgets, thereby decreasing the market and demand for some of our services. All of the foregoing has and will continue to impact our business, financial condition, results of operations and forward-looking expectations. The potential effects of COVID-19 could also heighten the risks disclosed in many of our risk factors that are included in Part I, Item 1A, Risk Factors, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including as a result of, but not limited to, the factors described above. Because the COVID-19 situation is unprecedented and continuously evolving, the other potential impacts to our risk factors that are further described in our 2019 Annual Report are uncertain.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Form 8-K regarding the potential future impact of the COVID-19 outbreak are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are provided under the protection of the safe harbor for forward-looking statements provided by that Act. These statements involve risks and uncertainties that could cause results to differ materially from those projected, including, but not limited to, the pendency and impact of the COVID-19 outbreak, government actions taken in response to or in connection with COVID-19, shelter in place orders and third-party business closures related to COVID-19, delayed spending on marketing by our clients related to COVID-19, and other factors detailed from time to time in the Company’s SEC reports, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. The Company encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this Form 8-K. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this Form 8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: May 15, 2020	By:	/s/ Mirta A. Negrini
	Name:	Mirta A. Negrini
	Title:	Chief Financial and Operating Officer